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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2006

                               PracticeXpert, Inc.
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             (Exact name of Registrant as Specified in its Charter)

           Nevada                       0-30583                 87-0622329
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(State or Other Jurisdiction   (Commission file number)      (I.R.S. Employer
    of Incorporation or                                   Identification Number)
      Organization)

                       23975 Park Sorrento Drive, No. 110
                           Calabasas, California 91302
           (Address of Principal Executive Offices including Zip Code)

                                 (818) 591-0081
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
          Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

On April 14, 2006, PracticeXpert, Inc. (the "Registrant") received short-term financing from investors (the "Purchasers") pursuant to the issuance and sale of one-year 12% Senior Secured Convertible Debentures with a face amount of $250,000 (the "Debentures").

The Debentures have a term of one (1) year and expire on April 10, 2006, unless earlier terminated by the parties, as set forth in the documentation for the financing transaction, copies of which are attached hereto as exhibits to this report. At the Registrant's option, quarterly interest payments on the Debentures may be paid in cash or shares of its Common Stock, par value $.001 per share (the "Common Stock"), which have been registered under the Securities Act of 1933, as amended (the "Act"). The Registrant has pledged the capital stock of its Subsidiaries and granted a security interest in the assets of the Registrant and its subsidiaries (the "Subsidiaries") in favor of the Purchasers, which secures repayment of the Debentures. Each of the Subsidiaries has also guaranteed repayment of the Debentures. In connection with the foregoing transaction, the Registrant issued warrants to purchase 12,000,000 shares of its Common Stock at an exercise price of $.001 per share, expiring on April 10, 2016 (the "Warrants"). The Registrant has paid an investment banking fee to Midtown Partners & Co. LLC for its services in connection with arranging the foregoing transaction in the amount of $25,000 and the issuance of warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $.025 per share, expiring on April 10, 2016.

The issuance of the Debentures and the Warrants were made to accredited investors, as such term is defined under Rule 501 of the Act, in a transaction not involving a public offering, and was exempt from Section 5 of the Act pursuant to Regulation D and Section 4(2) of the Act.

The full text of a press release issued by the Registrant on April 20, 2006 regarding the foregoing is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      The following are filed as exhibits to this report on Form 8-K:

            10.1 Security Purchase Agreement dated as of April 11, 2006 among PracticeXpert, Inc. and the Purchasers
            10.2 Form of 12% Senior Secured Debenture dated as of April 11, 2006 issued by PracticeXpert, Inc.
            10.3 Form of Warrant dated as of April 11, 2006 to purchase 12,000,000 shares of Common Stock issued to the Purchasers
            10.4 Form of Warrant dated as of April 11, 2006 to purchase 1,000,000 shares of Common Stock issued to Midtown Partners & Co. LLC
            10.5 Security Agreement dated as of April 11, 2006 from PracticeXpert, Inc. and its subsidiaries
            10.6 Subsidiary Guarantee dated as of April 11, 2006 from PracticeXpert. Inc.'s subsidiaries in favor of the Purchasers
            99.1  Press release dated April 20, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRACTICEXPERT, INC.
                                        (Registrant)

Dated: April 20, 2006

                                        By: /s/ Michael Manahan
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                                            Michael Manahan
                                            Chief Executive Officer


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                                INDEX TO EXHIBITS

       Exhibits

      10.1 Security Purchase Agreement dated as of April 11, 2006 among PracticeXpert, Inc. and the Purchasers
      10.2 Form of 12% Senior Secured Debenture dated as of April 11, 2006 issued by PracticeXpert, Inc.
      10.3 Form of Warrant dated as of April 11, 2006 to purchase 12,000,000 shares of Common Stock issued to the Purchasers
      10.4  Form of Warrant dated as of April 11, 2006 to purchase 1,000,000 shares of Common Stock issued to Midtown Partners & Co. LLC
      10.5  Security Agreement dated as of April 11, 2006 from PracticeXpert,
            Inc. and its subsidiaries
      10.6 Subsidiary Guarantee dated as of June 1, 2005 from PracticeXpert. Inc.'s subsidiaries in favor of the Purchasers
      99.1  Press release dated April 20, 2006